SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) October 30, 2003

FRANKLIN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Tennessee	0-24133	62-1376024

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Public Square, Franklin, Tennessee	37064

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (615) 790-2265

N/A

(Former name or former address, if changed since last report)

Item 12. Results of Operation and Financial Condition

     Franklin Financial Corporation (the “Company”) reported its unaudited results of operations for the three and nine months ended September 30, 2003 and its unaudited financial condition as of September 30, 2003 in a press release dated October 30, 2003, attached hereto as Exhibit 99.1.

     The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN FINANCIAL CORPORATION

	By:	/s/ Kelly Swartz

Kelly Swartz, Chief Financial Officer

Dated: October 30, 2003

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press release announcing the Company’s results for the quarter ended September 30, 2003 and its financial condition as of September 30, 2003.

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